Exhibit 99.2

Supplemental Financial Disclosures

Revised Consolidated Balance Sheets

	June 30, 2022
	As		As
	Reported	Revisions	Revised
Revised balance sheet information
Total current assets	$148,980,554	$-	$148,980,554

Goodwill	425,355,837	(10,331,537)	415,024,300
Other long-term assets	297,456,869	-	297,456,869
Total assets	$871,793,260	$(10,331,537)	$861,461,723

Total liabilities	$305,379,017	$-	$305,379,017

Equity:
Common stock	648,918	-	648,918
Additional paid-in capital	467,402,221	(10,331,537)	457,070,684
Retained earnings	63,550,536	-	63,550,536
Nutex Health Inc. equity	531,601,675	(10,331,537)	521,270,138
Noncontrolling interests	34,812,568	-	34,812,568
Total equity	566,414,243	(10,331,537)	556,082,706
Total liabilities and equity	$871,793,260	$(10,331,537)	$861,461,723

	September 30, 2022
	As		As
	Reported	Revisions	Revised
Revised balance sheet information
Equity:
Common stock	$649,770	$-	$649,770
Additional paid-in capital	468,802,618	(10,331,537)	458,471,081
Retained earnings (accumulated deficit)	(358,967,267)	10,331,537	(348,635,730)
Nutex Health Inc. equity	110,485,121	-	110,485,121
Noncontrolling interests	22,042,881	-	22,042,881
Total equity	$132,528,002	$-	$132,528,002

Revised Consolidated Statements of Operations

	Three Months Ended September 30, 2022
	As		As
	Reported	Revisions	Revised
Revised statements of operations information
Revenue	$28,395,058	$-	$28,395,058
Operating costs and expenses	54,863,504	-	54,863,504
Impairment of goodwill	408,466,575	(10,331,537)	398,135,038
General and administrative expenses	4,077,255	-	4,077,255
Operating income	(439,012,276)	10,331,537	(428,680,739)

Interest expense	3,402,606	-	3,402,606
Other expense (income)	(630,450)	-	(630,450)
Income tax expense	(8,543,880)	-	(8,543,880)

Net income (loss)	(433,240,552)	10,331,537	(422,909,015)
Net income (loss) attributable to noncontrolling interests	(10,722,749)	-	(10,722,749)
Net income (loss) attributable to Nutex	$(422,517,803)	$10,331,537	$(412,186,266)

	Nine Months Ended September 30, 2022
	As		As
	Reported	Revisions	Revised
Revised statements of operations information
Revenue	$165,570,233	$-	$165,570,233
Operating costs and expenses	152,648,175	-	152,648,175
Acquisition costs	3,885,666	-	3,885,666
Impairment of goodwill	408,466,575	(10,331,537)	398,135,038
General and administrative expenses	11,721,597	-	11,721,597
Operating income	(411,151,780)	10,331,537	(400,820,243)

Interest expense	9,628,189	-	9,628,189
Other expense (income)	346,873	-	346,873
Income tax expense	11,285,729	-	11,285,729

Net income (loss)	(432,412,571)	10,331,537	(422,081,034)
Net income (loss) attributable to noncontrolling interests	(12,052,765)	-	(12,052,765)
Net income (loss) attributable to Nutex	$(420,359,806)	$10,331,537	$(410,028,269)

Revised Consolidated Statements of Changes in Equity

	Three months ended June 30, 2022
	As		As
	Reported	Revisions	Revised
Revised statements of changes in equity information
Reverse acquisition with Clinigence
Common stock	$50,961	$-	$50,961
Additional paid-in capital	446,780,842	(10,331,537)	436,449,305
Noncontrolling interest	194,747	-	194,747
Total reverse acquisition with Clinigence	$447,026,550	$(10,331,537)	$436,695,013

	Three months ended September 30, 2022
	As		As
	Reported	Revisions	Revised
Revised statements of changes in equity information
Balance at June 30, 2022
Common stock	$648,918	$-	$648,918
Additional paid-in capital	467,402,221	(10,331,537)	457,070,684
Retained earnings	63,550,536	-	63,550,536
Noncontrolling interest	34,812,568	-	34,812,568
Total balance at June 30, 2022	$566,414,243	$(10,331,537)	$556,082,706

Net income (loss)
Retained earnings	$(422,517,803)	$10,331,537	$(412,186,266)
Noncontrolling interest	(10,722,749)	-	(10,722,749)
Total net income (loss)	$(433,240,552)	$10,331,537	$(422,909,015)

Revised Consolidated Statement of Cash Flows

	Nine months ended September 30, 2022
	As		As
	Reported	Revisions	Revised
Revised statement of cash flows
Net income (loss)	$(432,412,571)	$10,331,537	$(422,081,034)
Impairment of goodwill	408,466,575	(10,331,537)	398,135,038
Net cash from operating activities	46,101,114	-	46,101,114